Oppenheimer Value Fund/VA

(a series of Oppenheimer Variable Account Funds)

Supplement dated November 13, 2008 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Value Fund/VA (the "Fund") dated dated April 29, 2008.

Effective January 1, 2009, the section titled "How the Fund is Managed – Portfolio Manager," on page 8 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Mitch Williams and John Damian, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Williams and Mr. Damian have been portfolio managers of the Fund since January 2009.

     Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and was a Senior Research Analyst of the Manager since April 2002. He was a Research Analyst for Evergreen Funds from October 2000 to January 2002 and a Senior Research Associate with Credit Suisse First Boston from November 1999 to May 2000. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Damian has been a Vice President of the Manager since September 2001. He was a Senior Analyst/Director for Citigroup Asset Management from November 1999 through September 2001 and Senior Research Analyst for Pzena Investment Management from October 1997 through November 1999. Mr. Damian is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

November 13, 2008

PS0642.004